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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)    JUNE 30, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                   On June 30, 2007, The Penn Traffic Company (the "Company") and certain of its subsidiaries entered into a limited waiver agreement with respect to its Credit Agreement, dated as of April 13, 2005 (the "Credit Agreement"), by and among the Company, such subsidiaries, General Electric Capital Corporation, JPMorgan Chase Bank, N.A. and The CIT Group/Business Credit (the "Lenders"). Under the terms of the limited waiver agreement, the
Lenders: (a) waived any default under Section 8.1(f) of the Credit Agreement resulting from an inadvertent error in the Company's borrowing base relating to the cost of pharmaceutical inventory; (b) consented to extend the date by which the Company's audited consolidated balance sheet as at January 28, 2006 and related deliveries must be delivered to the Lenders under Section 4.1(a) and Section (d) of Annex E of the Credit Agreement, to July 10, 2007; (c) consented to extend the date by which the Company's audited consolidated balance sheet as at February 3, 2007 and related deliveries must be delivered to the Lenders under Section 4.1(a) and Section (d) of Annex E of the Credit Agreement, to September 30, 2007. The January 28, 2006 audited consolidated balance sheet referred to in clause (a) above was delivered to the Lenders on July 3, 2007.

ITEM 7.01         REGULATION FD DISCLOSURE

                  On July 3, 2007, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (d) The following is attached as an exhibit to this Current Report on Form 8-K:

         EXHIBIT           DESCRIPTION
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         99.1              Press Release dated July 3, 2007.




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                                SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Daniel J. Mahoney
                                                 --------------------------
                                                 Name:  Daniel J. Mahoney
                                                 Title: VP, General Counsel

Dated:  July 3, 2007


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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Press Release dated July 3, 2007.